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                                                                    Exhibit 10.1
                                 AMENDMENT NO. 1
                                 ---------------

                  TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT
                  --------------------------------------------

                  AMENDMENT No. 1 dated as of November 4, 2000 to Amended and Restated Employment Agreement dated as of June 7, 1999 (the "Employment Agreement") by and between NORTON MCNAUGHTON OF SQUIRE, INC., a New York corporation (the "Company"), and PETER BONEPARTH (the "Employee").

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, the Company and the Employee have heretofore entered into an Employment Agreement dated as of April 30, 1997 (the "Old Employment Agreement"), which Old Employment Agreement was amended and restated in its entirety pursuant to the Employment Agreement; and

                  WHEREAS, the Company and the Employee desire to amend and restate certain sections of the Employment Agreement as hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:

                  A. The first sentence of Section 2 of the Employment Agreement is hereby amended and restated to read in its entirety as follows:

                  "The Employee shall serve in the positions of Chairman of the Board, Chief Executive Officer, President and Chief Operating Officer of the Company in the New York City metropolitan area."

                  B. Section 3 of the Employment Agreement is hereby amended and restated to read in its entirety as follows:

                        "3.      Compensation.
                                 ------------

                        3.1      Salary. During the Term, in consideration of
                                 ------
                  the performance by the Employee of the services set forth in
                  Section 2 and his observance of the other covenants set forth herein, the Company shall pay the Employee, and the Employee shall accept, a salary at a rate of $800,000 per annum for the fiscal year of the Company ending in 2001, $900,000 per annum for the fiscal year of the Company ending in 2002 and $1,000,000 per annum for the fiscal year of the Company ending in 2003, payable in accordance with the standard payroll practices of the Company.

                        3.2      Bonus. During the Term, in addition to the
                                 -----
                  salary provided for in Section 3.1, the Employee shall participate in the 2001 McNaughton


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                                                                               2

                  Apparel Group Inc. Incentive Bonus Plan for Senior Officers (the "Bonus Plan"), subject to the approval of the Bonus Plan by the stockholders of the Company at the annual meeting of the stockholders in March 2001, and any successor p lan to the Bonus Plan. The Employee's Target Bonus for the Applicable Fiscal Year under, and as defined in, the Bonus Plan shall be an amount equal to 80% of the Employee's salary for the Applicable Fiscal Year as set forth in Section 3.1. The Employee shall be eligible to participate in any other bonus or compensation plan for executives of the Company in effect during the Term.

                           3.3      Options.
                                    -------

                           (a)      Confirmation of Terms. The Company and the
                                    ---------------------
                  Employee acknowledge and agree that (i) pursuant to Section
                  3.4 of the Old Employment Agreement, on April 30, 1997, the Parent granted to the Employee options (the "First Options") to purchase an aggregate of 700,000 shares of Common Stock of the Parent at an exercise price of $5.50 per share, all of which First Options are currently exercisable and (ii) on April 28, 1999, the Parent granted to the Employee options (the "Second Options"; and together with the First Options, the "Employment Agreement Options") to purchase an aggregate of 100,000 shares of Common Stock of the Parent at an exercise price of $5.50 per share, one-third (1/3) of which Second Options became exercisable on April 28, 2000 and another one-third (1/3) of which Second Options will become exercisable on each of April 28, 2001 and April 28, 2002 respectively, and which Second Options were intended to be and are subject to the same terms and conditions pursuant to
                  Section 3.4 of the Old Employment Agreement as the First Options (except as to vesting). The Company and the Employee also agree that (i) the Employment Agreement Options shall, in addition to the terms and conditions thereof set forth in this subsection (a), be subject to the terms and conditions set forth in subsections (b), (c) and (d) below and (ii) in the event of any conflict between this Section 3.3, on the one hand, and the stock option certificates evidencing Employment Agreement Options or Section 3.4 of the Old Employment Agreement, on the other hand, the terms and conditions of this
                  Section 3.3 shall control.

                           (b)      Change in Control. In connection with any
                                    -----------------
                  merger or consolidation involving the Parent which results in the holders of the outstanding voting securities of the Parent (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Parent of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting







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                                                                               3

                  securities of the Parent, in each case occurring during the Term, all outstanding Second Options shall become vested and exercisable in full, notwithstanding any other provision hereof, on and after (i) fifteen (15) days prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be.

                           (c)      Term of Options.  Except as provided below,
                                    ---------------
                  the term of the Employment Agreement Options shall be ten years from the applicable date of grant.

                                    (i)   (a) In the event of termination of the
                  employment of the Employee pursuant to Section 6.1 of this Agreement, (b) in the event of the termination of the employment of the Employee with the Company following the Term as a result of the death of the Employee, or (c) in the event of the death of the Employee during the Consulting Term (as defined in Section 7.1 below), then in any case, the Employee's estate shall be entitled to exercise, for a period of two years from the date of the Employee's death, that number of Employment Agreement Options which are vested and exercisable on the date of the Employee's death.

                                    (ii)  (a) In the event of termination of the
                  employment of the Employee pursuant to Section 6.2 of this Agreement, the Employee shall be entitled to exercise, for the Disability Exercise Term (as hereinafter defined), that number of Employment Agreement Options which are vested and exercisable on the date of termination of the employment of the Employee; for purposes hereof, "Disability Exercise Term" shall mean the Disability Salary Continuation Period (as defined in Section 6.2 of this Agreement) plus two years, (b) in the event of termination of the employment of the Employee with the Company is terminated by the Company or the Employee following the Term as a result of a Disability (as defined in Section 6.2 below as if such Section were in effect at the time), the Employee shall be entitled to exercise, for a period of two years from the date of such termination, that number of Employment Agreement Options which are vested and exercisable on the date of termination of the employment of the Employee or (c) in the event of termination of the consultancy of the Employee with the Company pursuant to
                  Section 7 as a result of a Disability, the Employee shall be entitled to exercise, for a period of two years from the date of such termination, that number of Employment Agreement Options which are vested and exercisable on the date of termination of the consultancy.

                                    (iii) (a) In the event of termination of the
                  employment of the Employee by the Company for Due Cause pursuant to Section 6.3 of this Agreement, (b) in the event of termination of the employment of the Employee by the Company following the Term for Due Cause (as defined in Section 6.3 below as if such Section were in effect at the time),


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                                                                               4

                  or (c) in the event that the agreements and obligations of the Company set forth in Section 7 are terminated by the Company during the Consulting Term for Due Cause pursuant to Section
                  7.4 hereof, then in any case, no Employment Agreement Options shall be exercisable.

                                  (iv) (a) In the event of termination of the employment of the Employee by the Company pursuant to Section
                  6.4 of this Agreement, the Employee shall be entitled to exercise, for the Exercise Term (as hereinafter defined), that number of Employment Agreement Options which are vested and exercisable on the date of termination of the employment of the Employee; for purposes hereof, "Exercise Term" shall mean the Salary Continuation Period (as defined in Section 6.4 of this Agreement) plus two years or (b) in the event of termination of the employment of the Employee by the Company following the Term for whatever reason it deems appropriate (other than under the circumstances contemplated by clauses
                  (c)(ii)(b) or (c)(iii)(b) above) or without reason, the Employee shall be entitled to exercise, for a period of two years from the date of such termination, that number of Employment Agreement Options which are vested and exercisable on the date of termination of the employment of the Employee.

                                  (v) (a) In the event of termination of the employment of the Employee with the Company by the Employee during the Term for any reason other than pursuant to Sections 6.1, 6.2 or 6.6 of this Agreement, no Employment Agreement Options shall be exercisable, (b) in the event of termination of the employment of the Employee with the Company by the Employee following the Term for any reason (other than under the circumstances contemplated by clauses (c)(i)(b) or
                  (c)(ii)(b) above), or (c) in the event the Employee terminates the consulting agreements under Section 7 hereof during the Consulting Term, in any case, no Employment Agreement Options shall be exercisable.

                                  (vi)    Except as otherwise provided in
                  clauses (i), (ii), (iii) and (v) above, in the event that
                  Section 7 hereof shall become applicable, the Employee shall be entitled to exercise, for a period of two years from the date of commencement of the Consulting Term, that number of Employment Agreement Options which are vested and exercisable on the date of commencement of the Consulting Term.

                                  (d)     Adjustments. In the event of any
                                          -----------
                  dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, or repurchase or exchange of Common Stock or other securities of the Parent, the Board of Directors shall, in such manner as it may deem equitable, adjust the number of shares of Common Stock (or other


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                                                                               5

                  securities or property) subject to the Employment Agreement Options or the exercise price with respect to any Employment Agreement Options.

                           3.4    Limitation on Sales of Common Stock. The
                                  -----------------------------------
                  Employee agrees, for the benefit of the Company and the Parent, that during the period of his employment with the Company and at all times thereafter for so long as he shall beneficially own in the aggregate more than 100,000 shares of Common Stock or Employment Agreement Options and whether or not he is at the time deemed to be an "affiliate" (as such term is used in Rule 144 under the Securities Act of 1933, as amended) of the Company or the Parent, he shall not sell shares of Common Stock in excess of the volume limitation which from time to time would be applicable to him under Rule 144(e)(1) determined as if he were an affiliate."

                  C. Sections 6.1, 6.2 and 6.4 of the Employment Agreement are hereby amended and restated to read in their entirety as follows:

                           "6.1   Death. In the event of the death of the
                                  -----
                  Employee during the Term, the Company shall pay to the estate or other legal representative of the Employee the salary provided for in Section 3.1 accrued to the date of the Employee's death and not theretofore paid to the Employee. In addition, under such circumstances, the Company shall pay to the estate or other legal representative of the Employee an amount equal to (a) the bonus payable to the Employee pursuant to Section 3.2 of this Agreement, multiplied by (b) a fraction, the numerator of which is the number of days elapsed during the Company's fiscal year to the date of the Employee's death and the denominator of which is 365. Rights and benefits of the estate or other legal representative of the Employee under the benefit plans and programs of the Company shall be determined in accordance with the provisions of such plans and programs. Neither the estate or other legal representative of the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in
                  Section 3.3 of this Agreement and in or pursuant to any other benefit or option plan of the Company or the Parent in which the Employee participates.

                           6.2    Disability. If during the Term the Employee
                                  ----------
                  shall become incapacitated by reason of physical or mental disability and shall be unable to perform his normal duties hereunder for a cumulative period of six (6) months in any period of twelve (12) consecutive months (a "Disability"), the employment of the Employee hereunder may be terminated by the Company or the Employee upon notice to the other. In the event of such termination, subject to Section 5.4 of this Agreement, the Company shall continue to pay to the Employee the salary provided for in Section 3.1 for the remainder of the Term (the period of time during which the Company shall be required to continue to pay such salary, the "Disability Salary Continuation Period"). In addition, under such circumstances, the Company shall pay to the Employee an amount equal


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                                                                               6

                  to (a) the bonus payable to the Employee pursuant to Section
                  3.2 of this Agreement, multiplied by (b) a fraction, the numerator of which is the number of days elapsed during the Company's fiscal year to the date on which the Employee's Disability occurs and the denominator of which is 365. Rights and benefits of the Employee under the benefit plans and programs of the Company s hall be determined in accordance with the provisions of such plans and programs. Neither the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in
                  Section 3.3, 8, 9, 10 and 11 hereof and in or pursuant to any other benefit or option plan of the Company or the Parent in which the Employee participates.

                           6.4    Other Termination by the Company. The Company
                                  --------------------------------
                  may terminate the Employee's employment at any time during the Term for whatever reason it deems appropriate or without reason; provided, however, that in the event that such termination is not pursuant to Section 6.1, 6.2, 6.3, or 6.6, the Company shall continue to pay to the Employee the salary provided for in Section 3.1 for the remainder of the Term (the period of time during which the Company shall be required to continue to pay such salary, the "Salary Continuation Period"). In addition, under such circumstances, the Company shall pay to the Employee the bonus otherwise payable to the Employee pursuant to Section 3.2 of this Agreement for the fiscal year of the Company in which such termination occurs. Rights and benefits of the Employee under the benefit plans and programs of the Company shall be determined in accordance with the provisions of such plans and programs. Neither the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in Sections 3.3, 7, 8, 9, 10 and 11 hereof and in or pursuant to any other benefit or option plan of the Company or the Parent in which the Employee participates."

                           D.     Section 6 of the Employment Agreement is
hereby amended by adding the following new Sections 6.5, 6.6 and 6.7 at the end thereof:

                           "6.5   Constructive Termination Following a Change in
                                  ----------------------------------------------
                  Control. Anything herein to the contrary notwithstanding, if,
                  -------
                  during the period equal to the lesser of (i) the then remaining Term hereunder following a Change in Control and
                  (ii) the one (1) year period following a Change in Control, either the Parent or the Company:

                                  (a)    demotes the Employee to a lesser
                  position than provided in Section 2, in the case of the Company, or to a lesser position than Chairman of the Board, Chief Executive Officer, President and Chief Operating Officer of the Parent, in the case of the Parent;

                                  (b) causes a material change in the nature or scope of the authorities, powers, functions, duties, or responsibilities attached to the


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                                                                               7

                  Employee's positions as described in Section 2, in the case of the Company, or a material change in the nature or scope of the authorities, powers, functions, duties or responsibilities attached to the Employee's positions with the Parent, in each case as in effect on November 4, 2000;

                                    (c)     decreases the Employee's salary or
                  bonus below the levels provided for in Section 3; or

                                    (d)     fails to obtain the agreement of a
                  successor company to assume the obligations of the Company under this Agreement as required by Section 12;

                  then such action (or inaction) by the Company, unless consented to in writing by the Employee, shall constitute a termination of the Employee's employment by the Company pursuant to Section 6.6 (a "Constructive Termination of Employment"). Notwithstanding the preceding sentence, within thirty (30) days after learning of an action (or inaction) constituting the basis for a Constructive Termination of Employment, the Employee may (unless he gives written consent thereto) advise the Company in writing that such action (or inaction) constitutes a Constructive Termination of Employment, in which event the Company shall have thirty (30) days from the date of such written advice in which to correct such action (or inaction) and if the Company does so correct such action (or inaction) the Employee shall not be entitled to terminate his employment under this Section as a result of such action (or inaction).

                           6.6      Termination of Employment Following a Change
                                    --------------------------------------------
                   in Control. In the event that (a) the Company terminates the
                   ----------
                   Employee's employment during the period equal to the lesser of (i) the then remaining Term hereunder following a Change in Control and (ii) the one (1) year period following a Change in Control (other than pursuant to Section 6.3) or (b) a Constructive Termination of Employment occurs, the Company shall pay to the Employee within ten (10) business days of such termination an amount equal to the greater of (A) the aggregate salary provided for in Section 3.1 during the remainder of the Term or (B) one half (1/2) of the sum of (1) the aggregate salary paid to the Employee during the two year period ending on the date of the Change in Control and (2) the aggregate bonuses paid to the Employee for the two fiscal years of the Company ended prior to the date of the Change in Control. In either case, notwithstanding anything to the contrary contained herein, the Employee shall not be required to seek subsequent employment or to offset any amounts earned from any subsequent employment (whether as an employee, a consultant or otherwise) against such amounts payable by the Company. Rights and benefits of the Employee under the benefit plans and programs of the Company shall be determined in accordance with the provisions of such plans and programs. Neither the Employee nor the Company shall have any further rights or obligations under this


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                                                                               8

                   Agreement, except as provided in Sections 3.3, 8, 9 and 11 hereof and in or pursuant to any other benefit or option plan of the Company or the Parent in which the Employee participates. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

                                    (a)    a "person" (meaning an individual, a
                   partnership, or other group or association as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, other than the Employee or a group including the Employee), acquires fifty percent (50%) or more of the combined voting power of the outstanding securities of the Parent having a right to vote in elections of directors; or

                                    (b)    Continuing Directors shall for any
                   reason cease to constitute a majority of the Board of Directors of the Parent; or

                                    (c)    the business of the Parent is
                   disposed of in a disposition of all or substantially all of its assets (including stock of subsidiary(s)).

                                    For purposes of this Agreement, the term
                  "Continuing Director" shall mean a member of the Board of Directors of the Parent who either was a member of such Board of Directors on the date hereof or who subsequently became a member of such Board of Directors and whose election, or nomination for election, was approved by a vote of at least two-thirds of the Continuing Directors then in office.

                           6.7      Excise Tax Gross Up. Notwithstanding any
                                    -------------------
                  provision in this Agreement to the contrary, if any payment to or for the benefit of the Employee under this Agreement, either alone or together with other payments to or for the benefit of the Employee, is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code", such payments referred to hereinafter as "Change of Control Payments" and such tax referred to hereinafter as the "Excise Tax"), the Company shall pay to the Employee such additional amount (the "Gross-up Payment") as may be necessary to place the Employee in the same after-tax position as if no portion of the Change of Control Payments and any amounts paid to the Employee pursuant to this Section
                  6.7 had been subject to the Excise Tax. For purposes of determining the amount of the Gross-up Payment, the Employee shall be deemed (i) to pay federal income tax at the highest marginal rate of federal income taxation for the calendar year in which the Gross-up Payment is to be made and (ii) to pay any applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Gross-up Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes if paid in such year. The amount of the Gross-up Payment shall be determined by the Compensation Committee of the Board of Directors acting reasonably,


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                                                                               9

                  promptly and in good faith and shall be paid in cash within ten (10) business days after the determination of such amount, but in any event not later than the business day prior to the date on which the Employee would otherwise pay his federal income taxes for the applicable year in which the Excise Tax is imposed."

                  E. Section 7.1 of the Employment Agreement is hereby amended by deleting the last sentence thereof and inserting the following sentence in its place:

                  "Subject to Section 7.2 hereof, during the Consulting Term, in consideration of the performance by the Employee of services set forth in this Section 7.1, the Company shall pay the Employee, and the Employee shall accept, a consulting fee (the "Fee") (payable on the 15th day of each month for the month in which the payment occurs) in an amount per month equal to the quotient obtained by dividing (x) the sum of (i) the Employee's annual salary under Section 3.1 for the fiscal year immediately preceding the commencement of the Consulting Term (the "Reference Year") and (ii) the bonus paid to the Employee for the Reference Year under Section 3.2 by (y) twelve (12)."

                  F. The references in Sections 7.2 and 7.4 hereof to "Section 3.4 of the 1997 Agreement" are hereby deleted and replaced with references to "Sections 3.3 and 3.4 hereof."

                  G. The Employment Agreement, as hereby amended, continues in full force and effect and is hereby ratified and confirmed in all respects.

                  H. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                         *                     *                       *


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                                                                              10

               IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date first above written.

                                            NORTON MCNAUGHTON OF SQUIRE, INC.


                                            By:  /s/ Amanda J. Bokman
                                                --------------------------------
                                                Name:   Amanda J. Bokman
                                                Title:  Vice President

                                                EMPLOYEE:


                                                 /s/ Peter Boneparth
                                                --------------------------------
                                                 Peter Boneparth